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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): January 21, 2003


                           AMERICAN TOWER CORPORATION
               (Exact Name of Registrant as Specified in Charter)

          Delaware                   001-14195                   65-0723837
(State or Other Jurisdiction   (Commission File Number)        (IRS Employer
     of Incorporation)                                       Identification No.)

                              116 Huntington Avenue
                           Boston, Massachusetts 02116
               (Address of Principal Executive Offices) (Zip Code)

                                 (617) 375-7500
              (Registrant's telephone number, including area code)

                                 Not Applicable
          (Former name or former address, if changed since last report)


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Item 5. Other Events.

     On January 23, 2003, American Tower Corporation (the "Company") issued a press release announcing the pricing of its institutional private placement of units consisting of (1) senior subordinated notes of a wholly owned subsidiary and (2) warrants to purchase Class A common stock of the Company at $0.01 price per share. In accordance with Rule 135(c) of the Securities Act of 1933, the Company hereby files as Exhibit 99.1 a copy of the Company's press release dated January 23, 2003 and hereby files as Exhibit 99.2 a copy of the Company's press release dated January 21, 2003.

Item 7. Exhibits

     The following exhibits are filed of furnished herewith:

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Exhibit 99.1   Press Release dated January 23, 2003
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Exhibit 99.2   Press Release dated January 21, 2003
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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           AMERICAN TOWER CORPORATION
                                                 (Registrant)

Date: January 27, 2003                     /s/     Bradley E. Singer
                                           -------------------------------------
                                           Name:   Bradley E. Singer
                                           Title:  Chief Financial Officer and
                                                   Treasurer

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                                    Exhibits

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Exhibit  99.1   Press Release dated January 23, 2003
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Exhibit  99.2   Press Release dated January 21, 2003
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